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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
______________

F O R M  8-K


CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


	Date of Report (Date of earliest event reported):  June 5, 1998


The CIT Group Securitization Corporation II
                      The CIT Group, Inc.
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)
	333-36061	22-3328188
	       333-36061-01                    22-3411516
	Commission File Number)     (IRS Employer Identification No.)

650 CIT Drive
Livingston, New Jersey 07039-0491
1211 Avenue of the Americas
                 New York, New York 10036
	(Address of principal executive offices and zip code)
(973) 740-5000
                          (212) 536-1950
	Registrants' telephone number, including area code:

                             N/A
(Former name or former address, if changed since last report)

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Item 7.	Financial Statements and Exhibits.

(c)  Exhibits.

		The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No.		Description

   25			Statement of Eligibility of Trustee


SIGNATURE

		Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	The CIT Group Securitization
	Corporation II


	By:  /s/ Frank Garcia
	Name: 	Frank Garcia
	Title: 	Vice President


	The CIT Group, Inc.


	By:  /s/ Frank Garcia
	Name: 	Frank Garcia
	Title: 	Vice President


Dated:    June 10, 1998